                                                                    EXHIBIT 10.3


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS: (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES; (B) FRESH AMERICA CORP. RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER HEREOF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) FRESH AMERICA CORP. OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


                                                           WARRANT TO PURCHASE
ISSUED:  JULY 28, 2000                                        90,000 SHARES OF
VOID AFTER JULY 28, 2007                                          COMMON STOCK

                               FRESH AMERICA CORP.

                                  COMMON STOCK
                                PURCHASE WARRANT

         THIS IS TO CERTIFY that, for value received and subject to the terms and conditions hereof, Henry Beyer ("Purchaser"), is entitled to purchase up to Ninety Thousand (90,000) fully paid and nonassessable shares of the Common Stock (the "Common Stock") of Fresh America Corp., a Texas corporation ("Fresh America"), at the price per share of Two and 50/100 Dollars ($2.50) per share (the "Exercise Price").

         This Warrant is subject to the following additional terms and conditions:

         1.       METHOD OF EXERCISE

                  This Warrant may be exercised only in whole at any time not later than seven (7) years from the date of issuance hereof (the "Exercise Period") by delivering to Fresh America: (a) the form of Election to Purchase attached hereto duly completed and executed by Purchaser; (b) this Warrant; and
(c) a check payable to Fresh America in the amount of the Exercise Price multiplied by the number of shares subject to this Warrant (the "Purchase Price").

         2.       DELIVERY OF STOCK CERTIFICATES

                  Within ten (10) days after the payment of the Purchase Price following the exercise of this Warrant, Fresh America shall issue in the name of and deliver to Purchaser a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which Purchaser shall be entitled upon such exercise and payment. Purchaser shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date by which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of delivery of the certificate or certificates representing the Common Stock; provided, that if the date by which such surrender and payment is made is a date when the stock transfer books of Fresh America are closed, such person shall be deemed to have become the holder of record of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

         3.       COVENANTS AS TO COMMON STOCK

                  Fresh America covenants and agrees that all the shares of Common Stock issued pursuant to the terms of this Warrant (the "Reserved Shares") will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable. Fresh America further covenants and agrees that Fresh America will at all times have authorized and reserved a sufficient number of the Reserved Shares to provide for the exercise of the rights represented by this Warrant.

         4.       TERMINATION UPON REORGANIZATION

                  Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of Fresh America (collectively, a "Reorganization") during the Exercise Period, as a result of which the shareholders of Fresh America receive cash, stock or other property in exchange for their shares of Common Stock, this Warrant shall be canceled and all rights granted hereunder shall terminate; provided, however, that Fresh America shall have delivered to Purchaser notice of the Reorganization no less than thirty (30) business days before the date scheduled for the Reorganization and Purchaser shall have the right up to immediately prior to the Reorganization to exercise this Warrant.

         5.       ADJUSTMENTS TO EXERCISE PRICE FOR DILUTION

                  In the event that Fresh America, after the date hereof: (a) pays a stock dividend with respect to the Common Stock; (b) subdivides its outstanding shares of Common Stock; (c) combines its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock or (d) issues shares of its capital stock in a reclassification of the Common Stock, including any such reclassification in connection with a consolidation or merger in which Fresh America is the surviving corporation (any one of which actions is herein referred to as an "Adjustment Event"), the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such Adjustment Event by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Adjustment Event, and the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately thereafter. In the event of any such adjustment, the number of shares subject to this Warrant shall be proportionately adjusted pursuant to
Section 6 below.

         6.       ADJUSTMENTS TO SHARES OF COMMON STOCK

                  Upon the occurrence of an Adjustment Event, there shall be substituted for each share of Common Stock then subject to this Warrant the number and kind of shares of stock or other securities to which the holders of shares of Common Stock are entitled to receive for each share of Common Stock surrendered pursuant to the transaction. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted pursuant to
Section 5 above.

         7.       FRACTIONAL SHARES

                  No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, Fresh America shall pay Purchaser a sum in cash equal to the fair market value of the fractional shares (as determined by Fresh America's Board of Directors) on the date of exercise.

         8.       RESTRICTIONS ON TRANSFER

                  This Warrant and the Common Stock issuable upon conversion of this Warrant may not be transferred unless: (a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws; (b) Fresh America has received a legal opinion reasonably satisfactory to Fresh America to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws; or (c) Fresh America otherwise satisfies itself that such transfer is exempt from registration. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof or any certificate representing the Common Stock issuable upon conversion of this Warrant, and a stop transfer restriction or order shall be placed on the books of Fresh America and with any transfer agent until such securities may be legally sold or otherwise transferred.

         9.       REGISTRATION

         (a) Fresh America will register the shares issuable upon conversion of this Warrant for resale under the Securities Act on a shelf registration statement on Form S-3 as promptly as practicable after the date hereof. Fresh America may defer the filing (but not the preparation) of the registration statement for a period of up to 120 days if (i) at the time Fresh America or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of Fresh America determines in good faith that such disclosure would be materially detrimental to Fresh America and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) at the time Fresh America is engaged in activities pertaining to an underwritten public offering of Fresh America's securities and the underwriters have advised the Board of Directors of Fresh America that the filing of the registration statement would have a material adverse effect on its ability to consummate such offering. A deferral of the filing of the registration statement will be lifted, and the registration statement shall be filed forthwith, if the negotiations or other activities are disclosed or terminated. In order to defer the filing of the registration statement, Fresh America will promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to Purchaser a certificate signed by an executive officer of Fresh America setting forth a confidential statement of the reason for such deferral and an approximation of the anticipated delay, which information Purchaser shall treat as confidential.

         (b) Fresh America will use its reasonable best efforts to cause the registration statement to be become effective as promptly after filing as is practicable, and will use its reasonable best efforts to keep the registration statement current after it becomes effective until the earlier of: (i) the date on which Purchaser is permitted to sell the his shares directly without restriction within 90 days pursuant to Rule 144 of the Securities Act, and (ii) such date as of which Purchaser has completed the distribution or other disposition (to persons not affiliated with Purchaser) of all such shares. Fresh America may include shares of other shareholders having registration rights in the registration statement. Purchaser will provide Fresh America with written notice at least three
                  (3) business days prior to selling any shares pursuant to such registration statement and, at Fresh America's request, will delay such sale for up to 45 days if necessary to insure that the disclosure in the registration statement is current.

         (c) Purchaser will cooperate with Fresh America in the preparation and filing of the registration statement and any amendments thereto. Fresh America will pay all costs and expenses incidental to preparing and filing the registration statement and any amendments and supplements thereto, except that Purchaser will pay (i) underwriting discounts or selling commissions respecting sales of such shares, (ii) all applicable stock transfer taxes relating to any shares transferred, and (iii) all fees and expenses of its counsel, if any.

         (d) Fresh America and Purchaser agree, severally and jointly, that it or they will indemnify and hold harmless the other party and any underwriter (as defined in the Securities Act), if any, against any losses, claims, damages or liabilities, joint or several, to which it or the other party may become subject, whether under the Securities Act or otherwise, insofar as such are caused by an untrue statement or alleged untrue statement of any material fact contained in the registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, to the extent that the inclusion or omission was with respect to data relating to Fresh America, for which Fresh America will be responsible, or Purchaser or his stock holdings or manner of sale, for which Purchaser will be responsible, as the case may be.

         10.      NO SHAREHOLDER RIGHTS

                  This Warrant shall not entitle Purchaser to any voting rights or any other rights as a shareholder of Fresh America or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Common Stock issuable upon conversion of this Warrant, until and to the extent that this Warrant shall be exercised.

         11.      CONSTRUCTION

                  The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Texas. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

         12.      LOST WARRANT CERTIFICATE

                  If this Warrant is lost, stolen, mutilated or destroyed, Fresh America shall issue a new Warrant of like denomination, tenor and date as this Warrant, subject to Fresh America's right to require Purchaser to give Fresh America a bond or other satisfactory security sufficient to indemnify Fresh America against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant.

         13.      WAIVERS AND AMENDMENTS

                  This Warrant, or any provision hereof, may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         14.      INVESTMENT INTENT AND ACCESS

                  Purchaser hereby represents and warrants that (a) this Warrant is being acquired for investment for its account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in a manner that would violate the registration provisions of the Securities Act, or any applicable state securities laws, (b) Purchaser has received from Fresh America copies of Fresh America's annual report for 1999 on Form 10-K, all quarterly reports on Form 10-Q filed since the beginning of 2000 and the proxy statement for its annual meeting of shareholders held in 2000 (the "SEC Filings"), and (c) Purchaser has had sufficient access to Fresh America and its officers to ask questions related to the SEC Filings and Fresh America's business and operations and to review such information, financial records and other documents relating to the SEC Filings and Fresh America's operations and business as Purchaser has requested.

         IN WITNESS WHEREOF, Fresh America has executed this Warrant as of the date first written above.

                                FRESH AMERICA CORP.


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                              ELECTION TO PURCHASE



To: Fresh America Corp.

         The undersigned hereby irrevocably elects to purchase ________________ shares of Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares shall be issued in the name of and delivered to the address of the undersigned, at the address stated below.

         Payment enclosed in the amount of $
                                            ----------------
         Dated:
                 ------------------

         Name of holder of Warrant:
                                   --------------------------





                           Signature:
                                    -----------------------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS: (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES; (B) FRESH AMERICA CORP. RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER HEREOF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) FRESH AMERICA CORP. OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


                                                           WARRANT TO PURCHASE
ISSUED:  JULY 28, 2000                                        105,000 SHARES OF
VOID AFTER JULY 28, 2007                                           COMMON STOCK

                               FRESH AMERICA CORP.

                                  COMMON STOCK
                                PURCHASE WARRANT

         THIS IS TO CERTIFY that, for value received and subject to the terms and conditions hereof, Sam Perricone, Sr. ("Purchaser"), is entitled to purchase up to One Hundred and Five Thousand (105,000) fully paid and nonassessable shares of the Common Stock (the "Common Stock") of Fresh America Corp., a Texas corporation ("Fresh America"), at the price per share of Two and 50/100 Dollars ($2.50) per share (the "Exercise Price").

         This Warrant is subject to the following additional terms and conditions:

         1.       METHOD OF EXERCISE

                  This Warrant may be exercised only in whole at any time not later than seven (7) years from the date of issuance hereof (the "Exercise Period") by delivering to Fresh America: (a) the form of Election to Purchase attached hereto duly completed and executed by Purchaser; (b) this Warrant; and
(c) a check payable to Fresh America in the amount of the Exercise Price multiplied by the number of shares subject to this Warrant (the "Purchase Price").

         2.       DELIVERY OF STOCK CERTIFICATES

                  Within ten (10) days after the payment of the Purchase Price following the exercise of this Warrant, Fresh America shall issue in the name of and deliver to Purchaser a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which Purchaser shall be entitled upon such exercise and payment. Purchaser shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date by which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of delivery of the certificate or certificates representing the Common Stock; provided, that if the date by which such surrender and payment is made is a date when the stock transfer books of Fresh America are closed, such person shall be deemed to have become the holder of record of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

         3.       COVENANTS AS TO COMMON STOCK

                  Fresh America covenants and agrees that all the shares of Common Stock issued pursuant to the terms of this Warrant (the "Reserved Shares") will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable. Fresh America further covenants and agrees that Fresh America will at all times have authorized and reserved a sufficient number of the Reserved Shares to provide for the exercise of the rights represented by this Warrant.

         4.       TERMINATION UPON REORGANIZATION

                  Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of Fresh America (collectively, a "Reorganization") during the Exercise Period, as a result of which the shareholders of Fresh America receive cash, stock or other property in exchange for their shares of Common Stock, this Warrant shall be canceled and all rights granted hereunder shall terminate; provided, however, that Fresh America shall have delivered to Purchaser notice of the Reorganization no less than thirty (30) business days before the date scheduled for the Reorganization and Purchaser shall have the right up to immediately prior to the Reorganization to exercise this Warrant.

         5.       ADJUSTMENTS TO EXERCISE PRICE FOR DILUTION

                  In the event that Fresh America, after the date hereof: (a) pays a stock dividend with respect to the Common Stock; (b) subdivides its outstanding shares of Common Stock; (c) combines its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock or (d) issues shares of its capital stock in a reclassification of the Common Stock, including any such reclassification in connection with a consolidation or merger in which Fresh America is the surviving corporation (any one of which actions is herein referred to as an "Adjustment Event"), the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such Adjustment Event by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Adjustment Event, and the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately thereafter. In the event of any such adjustment, the number of shares subject to this Warrant shall be proportionately adjusted pursuant to Section 6 below.

         6.       ADJUSTMENTS TO SHARES OF COMMON STOCK

                  Upon the occurrence of an Adjustment Event, there shall be substituted for each share of Common Stock then subject to this Warrant the number and kind of shares of stock or other securities to which the holders of shares of Common Stock are entitled to receive for each share of Common Stock surrendered pursuant to the transaction. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted pursuant to Section 5 above.

         7.       FRACTIONAL SHARES

                  No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, Fresh America shall pay Purchaser a sum in cash equal to the fair market value of the fractional shares (as determined by Fresh America's Board of Directors) on the date of exercise.

         8.       RESTRICTIONS ON TRANSFER

                  This Warrant and the Common Stock issuable upon conversion of this Warrant may not be transferred unless: (a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws; (b) Fresh America has received a legal opinion reasonably satisfactory to Fresh America to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws; or (c) Fresh America otherwise satisfies itself that such transfer is exempt from registration. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof or any certificate representing the Common Stock issuable upon conversion of this Warrant, and a stop transfer restriction or order shall be placed on the books of Fresh America and with any transfer agent until such securities may be legally sold or otherwise transferred.

         9.       REGISTRATION

         (a) Fresh America will register the shares issuable upon conversion of this Warrant for resale under the Securities Act on a shelf registration statement on Form S-3 as promptly as practicable after the date hereof. Fresh America may defer the filing (but not the preparation) of the registration statement for a period of up to 120 days if (i) at the time Fresh America or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of Fresh America determines in good faith that such disclosure would be materially detrimental to Fresh America and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) at the time Fresh America is engaged in activities pertaining to an underwritten public offering of Fresh America's securities and the underwriters have advised the Board of Directors of Fresh America that the filing of the registration statement would have a material adverse effect on its ability to consummate such offering. A deferral of the filing of the registration statement will be lifted, and the registration statement shall be filed forthwith, if the negotiations or other activities are disclosed or terminated. In order to defer the filing of the registration statement, Fresh America will promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to Purchaser a certificate signed by an executive officer of Fresh America setting forth a confidential statement of the reason for such deferral and an approximation of the anticipated delay, which information Purchaser shall treat as confidential.

         (b) Fresh America will use its reasonable best efforts to cause the registration statement to be become effective as promptly after filing as is practicable, and will use its reasonable best efforts to keep the registration statement current after it becomes effective until the earlier of: (i) the date on which Purchaser is permitted to sell the his shares directly without restriction within 90 days pursuant to Rule 144 of the Securities Act, and (ii) such date as of which Purchaser has completed the distribution or other disposition (to persons not affiliated with Purchaser) of all such shares. Fresh America may include shares of other shareholders having registration rights in the registration statement. Purchaser will provide Fresh America with written notice at least three
                  (3) business days prior to selling any shares pursuant to such registration statement and, at Fresh America's request, will delay such sale for up to 45 days if necessary to insure that the disclosure in the registration statement is current.

         (c) Purchaser will cooperate with Fresh America in the preparation and filing of the registration statement and any amendments thereto. Fresh America will pay all costs and expenses incidental to preparing and filing the registration statement and any amendments and supplements thereto, except that Purchaser will pay (i) underwriting discounts or selling commissions respecting sales of such shares, (ii) all applicable stock transfer taxes relating to any shares transferred, and (iii) all fees and expenses of its counsel, if any.

         (d) Fresh America and Purchaser agree, severally and jointly, that it or they will indemnify and hold harmless the other party and any underwriter (as defined in the Securities Act), if any, against any losses, claims, damages or liabilities, joint or several, to which it or the other party may become subject, whether under the Securities Act or otherwise, insofar as such are caused by an untrue statement or alleged untrue statement of any material fact contained in the registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, to the extent that the inclusion or omission was with respect to data relating to Fresh America, for which Fresh America will be responsible, or Purchaser or his stock holdings or manner of sale, for which Purchaser will be responsible, as the case may be.

         10.      NO SHAREHOLDER RIGHTS

                  This Warrant shall not entitle Purchaser to any voting rights or any other rights as a shareholder of Fresh America or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the

Common Stock issuable upon conversion of this Warrant, until and to the extent that this Warrant shall be exercised.

         11.      CONSTRUCTION

                  The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Texas. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

         12.      LOST WARRANT CERTIFICATE

                  If this Warrant is lost, stolen, mutilated or destroyed, Fresh America shall issue a new Warrant of like denomination, tenor and date as this Warrant, subject to Fresh America's right to require Purchaser to give Fresh America a bond or other satisfactory security sufficient to indemnify Fresh America against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant.

         13.      WAIVERS AND AMENDMENTS

                  This Warrant, or any provision hereof, may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         14.      INVESTMENT INTENT AND ACCESS

                  Purchaser hereby represents and warrants that (a) this Warrant is being acquired for investment for its account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in a manner that would violate the registration provisions of the Securities Act, or any applicable state securities laws, (b) Purchaser has received from Fresh America copies of Fresh America's annual report for 1999 on Form 10-K, all quarterly reports on Form 10-Q filed since the beginning of 2000 and the proxy statement for its annual meeting of shareholders held in 2000 (the "SEC Filings"), and (c) Purchaser has had sufficient access to Fresh America and its officers to ask questions related to the SEC Filings and Fresh America's business and operations and to review such information, financial records and other documents relating to the SEC Filings and Fresh America's operations and business as Purchaser has requested.

         IN WITNESS WHEREOF, Fresh America has executed this Warrant as of the date first written above.


                                         FRESH AMERICA CORP.


                                         By:
                                            -----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:

                                               --------------------------------

                              ELECTION TO PURCHASE



To: Fresh America Corp.

         The undersigned hereby irrevocably elects to purchase ________________ shares of Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares shall be issued in the name of and delivered to the address of the undersigned, at the address stated below.

         Payment enclosed in the amount of $
                                            --------------------
         Dated:
               ----------------------

         Name of holder of Warrant:
                                       ----------------------





                           Signature:
                                     ----------------------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS: (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES; (B) FRESH AMERICA CORP. RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER HEREOF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) FRESH AMERICA CORP. OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


                                                            WARRANT TO PURCHASE
ISSUED:  JULY 28, 2000                                        105,000 SHARES OF
VOID AFTER JULY 28, 2007                                           COMMON STOCK

                               FRESH AMERICA CORP.

                                  COMMON STOCK
                                PURCHASE WARRANT

         THIS IS TO CERTIFY that, for value received and subject to the terms and conditions hereof, the Sam Perricone Children's Trust ("Purchaser"), is entitled to purchase up to One Hundred and Five Thousand (105,000) fully paid and nonassessable shares of the Common Stock (the "Common Stock") of Fresh America Corp., a Texas corporation ("Fresh America"), at the price per share of Two and 50/100 Dollars ($2.50) per share (the "Exercise Price").

         This Warrant is subject to the following additional terms and conditions:

         1.       METHOD OF EXERCISE

                  This Warrant may be exercised only in whole at any time not later than seven (7) years from the date of issuance hereof (the "Exercise Period") by delivering to Fresh America: (a) the form of Election to Purchase attached hereto duly completed and executed by Purchaser; (b) this Warrant; and
(c) a check payable to Fresh America in the amount of the Exercise Price multiplied by the number of shares subject to this Warrant (the "Purchase Price").

         2.       DELIVERY OF STOCK CERTIFICATES

                  Within ten (10) days after the payment of the Purchase Price following the exercise of this Warrant, Fresh America shall issue in the name of and deliver to Purchaser a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which Purchaser shall be entitled upon such exercise and payment. Purchaser shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date by


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


which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of delivery of the certificate or certificates representing the Common Stock; provided, that if the date by which such surrender and payment is made is a date when the stock transfer books of Fresh America are closed, such person shall be deemed to have become the holder of record of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

         3.       COVENANTS AS TO COMMON STOCK

                  Fresh America covenants and agrees that all the shares of Common Stock issued pursuant to the terms of this Warrant (the "Reserved Shares") will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable. Fresh America further covenants and agrees that Fresh America will at all times have authorized and reserved a sufficient number of the Reserved Shares to provide for the exercise of the rights represented by this Warrant.

         4.       TERMINATION UPON REORGANIZATION

                  Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of Fresh America (collectively, a "Reorganization") during the Exercise Period, as a result of which the shareholders of Fresh America receive cash, stock or other property in exchange for their shares of Common Stock, this Warrant shall be canceled and all rights granted hereunder shall terminate; provided, however, that Fresh America shall have delivered to Purchaser notice of the Reorganization no less than thirty (30) business days before the date scheduled for the Reorganization and Purchaser shall have the right up to immediately prior to the Reorganization to exercise this Warrant.

         5.       ADJUSTMENTS TO EXERCISE PRICE FOR DILUTION

                  In the event that Fresh America, after the date hereof: (a) pays a stock dividend with respect to the Common Stock; (b) subdivides its outstanding shares of Common Stock; (c) combines its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock or (d) issues shares of its capital stock in a reclassification of the Common Stock, including any such reclassification in connection with a consolidation or merger in which Fresh America is the surviving corporation (any one of which actions is herein referred to as an "Adjustment Event"), the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such Adjustment Event by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Adjustment Event, and the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately thereafter. In the event of any such adjustment, the number of shares subject to this Warrant shall be proportionately adjusted pursuant to Section 6 below.

         6.       ADJUSTMENTS TO SHARES OF COMMON STOCK

                  Upon the occurrence of an Adjustment Event, there shall be substituted for each share of Common Stock then subject to this Warrant the number and kind of shares of stock or other securities to which the holders of shares of Common Stock are entitled to receive for each share of Common Stock surrendered pursuant to the transaction. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted pursuant to Section 5 above.

         7.       FRACTIONAL SHARES

                  No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, Fresh America shall pay Purchaser a sum in cash equal to the fair market value of the fractional shares (as determined by Fresh America's Board of Directors) on the date of exercise.

         8.       RESTRICTIONS ON TRANSFER

                  This Warrant and the Common Stock issuable upon conversion of this Warrant may not be transferred unless: (a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws; (b) Fresh America has received a legal opinion reasonably satisfactory to Fresh America to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws; or (c) Fresh America otherwise satisfies itself that such transfer is exempt from registration. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof or any certificate representing the Common Stock issuable upon conversion of this Warrant, and a stop transfer restriction or order shall be placed on the books of Fresh America and with any transfer agent until such securities may be legally sold or otherwise transferred.

         9.       REGISTRATION

         (a) Fresh America will register the shares issuable upon conversion of this Warrant for resale under the Securities Act on a shelf registration statement on Form S-3 as promptly as practicable after the date hereof. Fresh America may defer the filing (but not the preparation) of the registration statement for a period of up to 120 days if (i) at the time Fresh America or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of Fresh America determines in good faith that such disclosure would be materially detrimental to Fresh America and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) at the time Fresh America is engaged in activities pertaining to an underwritten public offering of Fresh America's securities and the underwriters have advised the Board of Directors of Fresh America that the filing of the registration statement would have a material adverse effect on its ability to consummate such offering. A deferral of the filing of the registration statement will be lifted, and the registration statement shall be filed forthwith, if the negotiations or other activities are disclosed or terminated. In order to defer the filing of the registration statement, Fresh America will promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to Purchaser a certificate signed by an executive officer of Fresh America setting forth a confidential statement of the reason for such deferral and an approximation of the anticipated delay, which information Purchaser shall treat as confidential.

         (b) Fresh America will use its reasonable best efforts to cause the registration statement to be become effective as promptly after filing as is practicable, and will use its reasonable best efforts to keep the registration statement current after it becomes effective until the earlier of: (i) the date on which Purchaser is permitted to sell the his shares directly without restriction within 90 days pursuant to Rule 144 of the Securities Act, and (ii) such date as of which Purchaser has completed the distribution or other disposition (to persons not affiliated with Purchaser) of all such shares. Fresh America may include shares of other shareholders having registration rights in the registration statement. Purchaser will provide Fresh America with written notice at least three
                  (3) business days prior to selling any shares pursuant to such registration statement and, at Fresh America's request, will delay such sale for up to 45 days if necessary to insure that the disclosure in the registration statement is current.


         (c) Purchaser will cooperate with Fresh America in the preparation and filing of the registration statement and any amendments thereto. Fresh America will pay all costs and expenses incidental to preparing and filing the registration statement and any amendments and supplements thereto, except that Purchaser will pay (i) underwriting discounts or selling commissions respecting sales of such shares, (ii) all applicable stock transfer taxes relating to any shares transferred, and (iii) all fees and expenses of its counsel, if any.

         (d) Fresh America and Purchaser agree, severally and jointly, that it or they will indemnify and hold harmless the other party and any underwriter (as defined in the Securities Act), if any, against any losses, claims, damages or liabilities, joint or several, to which it or the other party may become subject, whether under the Securities Act or otherwise, insofar as such are caused by an untrue statement or alleged untrue statement of any material fact contained in the registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, to the extent that the inclusion or omission was with respect to data relating to Fresh America, for which Fresh America will be responsible, or Purchaser or his stock holdings or manner of sale, for which Purchaser will be responsible, as the case may be.

         10.      NO SHAREHOLDER RIGHTS

                  This Warrant shall not entitle Purchaser to any voting rights or any other rights as a shareholder of Fresh America or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the

Common Stock issuable upon conversion of this Warrant, until and to the extent that this Warrant shall be exercised.

         11.      CONSTRUCTION

                  The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Texas. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

         12.      LOST WARRANT CERTIFICATE

                  If this Warrant is lost, stolen, mutilated or destroyed, Fresh America shall issue a new Warrant of like denomination, tenor and date as this Warrant, subject to Fresh America's right to require Purchaser to give Fresh America a bond or other satisfactory security sufficient to indemnify Fresh America against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant.

         13.      WAIVERS AND AMENDMENTS

                  This Warrant, or any provision hereof, may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         14.      INVESTMENT INTENT AND ACCESS

                  Purchaser hereby represents and warrants that (a) this Warrant is being acquired for investment for its account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in a manner that would violate the registration provisions of the Securities Act, or any applicable state securities laws, (b) Purchaser has received from Fresh America copies of Fresh America's annual report for 1999 on Form 10-K, all quarterly reports on Form 10-Q filed since the beginning of 2000 and the proxy statement for its annual meeting of shareholders held in 2000 (the "SEC Filings"), and (c) Purchaser has had sufficient access to Fresh America and its officers to ask questions related to the SEC Filings and Fresh America's business and operations and to review such information, financial records and other documents relating to the SEC Filings and Fresh America's operations and business as Purchaser has requested.

         IN WITNESS WHEREOF, Fresh America has executed this Warrant as of the date first written above.

                                           FRESH AMERICA CORP.


                                           By:
                                              ---------------------------------
                                           Name:
                                               --------------------------------
                                           Title:
                                                -------------------------------

                              ELECTION TO PURCHASE



To: Fresh America Corp.

         The undersigned hereby irrevocably elects to purchase ________________ shares of Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares shall be issued in the name of and delivered to the address of the undersigned, at the address stated below.

         Payment enclosed in the amount of $
                                            ---------------------

         Dated:
                ------------------

         Name of holder of Warrant:
                                    -----------------------





                           Signature:
                                     -----------------------------












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